Lincoln Financial Group 150 N. Radnor-Chester Road Radnor, Pennsylvania 19087

March 28, 2023

State Street Bank and Trust Company

Legal Division – Institutional Services Americas

One Lincoln Street

Boston, MA 02111

Attention: Senior Vice President and Senior Managing Counsel

Re:  Lincoln Variable Insurance Products Trust (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust has established a new series of shares to be known as the LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (the “JPM Funds”), which will become effective and commenced operations on May 1, 2023. The undesigned Trust has also established a new series of shares to be known as the Lincoln U.S. Hedged Equity Fund which is expected to become effective on or about June 1, 2023.

In accordance with the Section 1, the Appointment of Administrator provision, of the Fund Accounting and Financial Administration Agreement dated as of June 19, 2018 by and among State Street Bank and Trust Company (“State Street”) and the Trust (as amended, modified, or supplemented from time to time, the “Agreement”), the undersigned Trust hereby requests that State Street act as Administrator for the new Funds under the terms of the Agreement and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Trust hereby confirms to State Street, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Schedule A and Annex I to Schedule B6 of the Agreement are hereby amended and restated as set forth on Exhibit A and Exhibit B hereto (collectively, (the “Exhibits”), respectively, to add the JPM Funds and the Lincoln U.S. hedged Equity Fund. In addition, the Exhibits are hereby amended and restated to reflect name changes to the LVIP BlackRock Real Estate Fund (f/k/a LVIP BlackRock Global Real Estate Fund), LVIP Delaware U.S. REIT Fund (f/k/a LVIP Delaware REIT Fund), LVIP Structured Conservative Allocation Fund (f/k/a LVIP SSGA Conservative Structured Allocation Fund), LVIP Structured Moderate Allocation Fund (f/k/a LVIP SSGA Moderate Structured Allocation Fund), and LVIP Structured Moderately Aggressive Allocation Fund (f/k/a LVIP SSGA Moderately Aggressive Structured Allocation Fund).

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one for your records.

Sincerely,

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ William P. Flory, Jr.
Name: William P. Flory, Jr.
Title: Vice President &
Chief Accounting Officer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Brock M. Hill
Name:	Brock M. Hill
Title:	Senior Vice President Duly Authorized

Effective Date:	May 1, 2023 for the JPM Funds
June 1, 2023 for the Lincoln U.S. Hedged Equity Fund

EXHIBIT A

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Standard Class and Service Class shares of the following funds:

Lincoln Nasdaq-100 Buffer Fund Jun**
Lincoln Nasdaq-100 Buffer Fund Sep**
Lincoln Nasdaq-100 Buffer Fund Dec**
Lincoln Nasdaq-100 Buffer Fund Mar**
Lincoln S&P 500 Buffer Fund May**
Lincoln S&P 500 Buffer Fund Aug**
Lincoln S&P 500 Buffer Fund Nov**
Lincoln S&P 500 Buffer Fund Feb**
Lincoln S&P 500 Ultra Buffer Fund May**
Lincoln S&P 500 Ultra Buffer Fund Aug**
Lincoln S&P 500 Ultra Buffer Fund Nov**
Lincoln S&P 500 Ultra Buffer Fund Feb**
Lincoln U.S. Hedged Equity Fund
LVIP American Balanced Allocation Fund**
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Global Balanced Allocation Managed Risk Fund**
LVIP American Global Growth Allocation Managed Risk Fund**
LVIP American Income Allocation Fund**
LVIP American International Fund**
LVIP American Preservation Fund**
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund (f/k/a LVIP BlackRock Global Allocation V.I. Managed Risk Fund)**
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund**
LVIP BlackRock Global Real Estate Fund (f/k/a LVIP Clarion Global Real Estate Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Real Estate Fund (f/k/a LVIP BlackRock Global Real Estate Fund)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund**
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Channing Small Cap Value Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (formerly, LVIP ClearBridge QS Select Large Cap Managed Volatility Fund; LVIP Blended Core Equity Managed Volatility Fund)
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund
LVIP Delaware Long-Term Diversified Income Fund
LVIP Delaware Mid Cap Value Fund (f/k/a/ LVIP Delaware Special Opportunities Fund)
LVIP Delaware SMID Cap Core Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware U.S. REIT Fund (f/k/a LVIP Delaware REIT Fund)

LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund**
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund**
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund **
LVIP Global Conservative Allocation Managed Risk Fund**
LVIP Global Growth Allocation Managed Risk Fund**
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund**
LVIP Invesco Select Equity Income Managed Volatility Fund (formerly, LVIP Invesco Select Equity Managed Volatility Fund)
LVIP JPMorgan Core Bond Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Retirement Income Fund**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund**
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund**
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund**
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund**
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund**
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund**
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund**
LVIP SSGA Moderately Aggressive Index Allocation Fund**
LVIP SSGA Nasdaq-100 Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund**
LVIP Structured Conservative Allocation Fund (f/k/a LVIP SSGA Conservative Structured Allocation Fund)**

LVIP Structured Moderate Allocation Fund (f/k/a LVIP SSGA Moderate Structured Allocation Fund)**
LVIP Structured Moderately Aggressive Allocation Fund (f/k/a LVIP SSGA Moderately Aggressive Structured Allocation Fund)**
LVIP T. Rowe Price 2020 Fund**
LVIP T. Rowe Price 2030 Fund**
LVIP T. Rowe Price 2040 Fund**
LVIP T. Rowe Price 2050 Fund**
LVIP T. Rowe Price 2060 Fund**
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund**
LVIP U.S. Growth Allocation Managed Risk Fund**
LVIP Vanguard Bond Allocation Fund (formerly, LVIP Dimensional/Vanguard Total Bond Fund)**
LVIP Vanguard Domestic Equity ETF Fund**
LVIP Vanguard International Equity ETF Fund**
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund (formerly, LVIP Wellington Mid-Cap Value Fund)
LVIP Western Asset Core Bond Fund

Service Class II shares of the following funds:

LVIP American Global Growth Fund**
LVIP American Global Small Capitalization Fund**
LVIP American Growth Allocation Fund**
LVIP American Growth Fund**
LVIP American Growth-Income Fund**

EXHIBIT B

SCHEDULE B6 - ANNEX I

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Liquidity Risk Measurement Services	Fund Type	FREQUENCY
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST		Daily

Lincoln NASDAQ- 100 Buffer Fund Dec**

Lincoln NASDAQ- 100 Buffer Fund Jun**

Lincoln NASDAQ- 100 Buffer Fund Mar**

Lincoln NASDAQ- 100 Buffer Fund Sep**

Lincoln S&P 500 Buffer Fund August**

Lincoln S&P 500 Buffer Fund Feb**

Lincoln S&P 500 Buffer Fund May**

Lincoln S&P 500 Buffer Fund Nov**

Lincoln S&P 500 Ultra Buffer Fund August**

Lincoln S&P 500 Ultra Buffer Fund Feb**

Lincoln S&P 500 Ultra Buffer Fund May**

Lincoln S&P 500 Ultra Buffer Fund Nov**

Lincoln U.S. Hedged Equity Fund

LVIP American Balanced Allocation Fund**

LVIP American Century Select Mid Cap Managed Volatility Fund**

LVIP American Global Balanced Allocation Managed Risk Fund**

LVIP American Global Growth Allocation Managed Risk Fund**

LVIP American Global Growth Fund**

LVIP American Global Small Capitalization Fund**

LVIP American Growth Allocation Fund**

LVIP American Growth Fund**

LVIP American Growth-Income Fund**

LVIP American Income Allocation Fund**

LVIP American International Fund**

LVIP American Preservation Fund**

LVIP Baron Growth Opportunities Fund

LVIP Blackrock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation V.I. Managed Risk Fund**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund**

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Real Estate Fund (f/k/a LVIP BlackRock Global Real Estate Fund)

LVIP BlackRock Scientific Allocation Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund**

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund**

Fund of Funds are identified by a double asterisk**

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
LVIP Channing Small Cap Value Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Delaware SMID Cap Core Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware US Growth Fund
LVIP Delaware U.S. REIT Fund (f/k/a LVIP Delaware REIT Fund)
LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund**
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund**
LVIP Vanguard Bond Allocation Fund **
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund**
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund**
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund**
LVIP Global Growth Allocation Managed Risk Fund**
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund**
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund**
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Core Bond Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Retirement Income Fund**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund**
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund**
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund

LVIP SSGA Conservative Index Allocation Fund**
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund**
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund**
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund**
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund**
LVIP SSGA Moderately Aggressive Index Allocation Fund**
LVIP SSGA NASDAQ-100 Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund**
LVIP Structured Conservative Allocation Fund (f/k/a LVIP SSGA Conservative Structured Allocation Fund)**
LVIP Structured Moderate Allocation Fund (f/k/a LVIP SSGA Moderate Structured Allocation Fund)**
LVIP Structured Moderately Aggressive Allocation Fund (f/k/a LVIP SSGA Moderately Aggressive Structured Allocation Fund)**
LVIP T. Rowe Price 2020 Fund**
LVIP T. Rowe Price 2030 Fund**
LVIP T. Rowe Price 2040 Fund**
LVIP T. Rowe Price 2050 Fund**
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund**
LVIP Vanguard Domestic Equity ETF Fund**
LVIP Vanguard International Equity ETF Fund**
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
LVIP Western Asset Core Bond Fund

Form N-PORT Services and Quarterly Portfolio of Investments Services	Fund Type	Service Type
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST		Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of

Investments Services
Lincoln NASDAQ- 100 Buffer Fund Dec**	Fund of Funds are identified by a double asterisk**	Standard
Lincoln NASDAQ- 100 Buffer Fund Jun**
Lincoln NASDAQ- 100 Buffer Fund Mar**
Lincoln NASDAQ- 100 Buffer Fund Sep**
Lincoln S&P 500 Buffer Fund August**
Lincoln S&P 500 Buffer Fund Feb**
Lincoln S&P 500 Buffer Fund May**
Lincoln S&P 500 Buffer Fund Nov**
Lincoln S&P 500 Ultra Buffer Fund August**
Lincoln S&P 500 Ultra Buffer Fund Feb**
Lincoln S&P 500 Ultra Buffer Fund May**
Lincoln S&P 500 Ultra Buffer Fund Nov**
Lincoln U.S. Hedged Equity Fund
LVIP American Balanced Allocation Fund**
LVIP American Century Select Mid Cap Managed Volatility Fund**
LVIP American Global Balanced Allocation Managed Risk Fund**
LVIP American Global Growth Allocation Managed Risk Fund**
LVIP American Global Growth Fund**
LVIP American Global Small Capitalization Fund**
LVIP American Growth Allocation Fund**
LVIP American Growth Fund**
LVIP American Growth-Income Fund**
LVIP American Income Allocation Fund**
LVIP American International Fund**
LVIP American Preservation Fund**
LVIP Baron Growth Opportunities Fund
LVIP Blackrock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund**
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund**
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Real Estate Fund (f/k/a LVIP BlackRock Global Real Estate Fund)
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund**
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Channing Small Cap Value Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund
LVIP Delaware SMID Cap Core Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware US Growth Fund
LVIP Delaware U.S. REIT Fund (f/k/a LVIP Delaware REIT Fund)
LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund**
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund**
LVIP Vanguard Bond Allocation Fund**
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund**
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund**
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund**
LVIP Global Growth Allocation Managed Risk Fund**
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund**
LVIP Goldman Sachs Income Builder Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund**
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Core Bond Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Retirement Income Fund**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund**
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund**
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund**
LVTP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund**
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund**
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund**
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund**
LVIP SSGA Moderately Aggressive Index Allocation Fund**
LVIP SSGA NASDAQ-100 Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund**
LVIP Structured Conservative Allocation Fund (f/k/a LVIP SSGA Conservative Structured Allocation Fund)**
LVIP Structured Moderate Allocation Fund (f/k/a LVIP SSGA Moderate Structured Allocation Fund)**
LVIP Structured Moderately Aggressive Allocation Fund (f/k/a LVIP SSGA Moderately Aggressive Structured Allocation Fund)**
LVIP T. Rowe Price 2020 Fund**
LVIP T. Rowe Price 2030 Fund**
LVIP T. Rowe Price 2040 Fund**
LVIP T. Rowe Price 2050 Fund**
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund**
LVIP Vanguard Domestic Equity ETF Fund**
LVIP Vanguard International Equity ETF Fund**
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
LVIP Western Asset Core Bond Fund

Form N-CEN Services
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
Including LVIP Government Money Market Fund